SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2011

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
 (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (860) 226-6000
Registrant's facsimile number, including area code (860) 226-6741

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR    240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02  Results of Operations and Financial Condition.

On October 28, 2011, Cigna issued a news release announcing results for the third quarter 2011.  The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

            SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: October 28, 2011	By:	/s/ Ralph J. Nicoletti
Ralph J. Nicoletti
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)

Index to Exhibits

Number	Description	Method of Filing

99.1	Cigna Corporation news release dated October 28, 2011	Furnished herewith.